                                                                   EXHIBIT 10.51
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                                CONFIDENTIAL

                             FIBER OPTIC FACILITY
                             --------------------
                                LEASE AGREEMENT
                                ---------------

     THIS AGREEMENT is made as of January 31, 1997 between SOUTHERN TELECOM
1, INC., a Delaware corporation ("Southern Telecom"), and INTERSTATE FIBERNET, a Georgia general partnership ("IFN").

                                   PREMISES
                                   --------

     IFN desires Southern Telecom to construct and lease to IFN a telecommunications fiber optic facility made up of 12 fiber optic strands and related equipment to be installed on Alabama Power Company ("APC") electric transmission facilities and rights of way from APC's Plant Gaston facility in Alabama to Montgomery, Alabama, and Southern Telecom desires to so construct and lease such facility.

     Southern Telecom desires to include an additional 12 fiber optic strands within such fiber optic facility for its potential future use. In the interim, IFN desires to acquire a revocable license to use such additional 12 fibers and Southern Telecom desires to grant such revocable license.

     In total, Southern Telecom will construct a 24 fiber optic strand fiber optic facility, 12 strands of which it will lease to IFN and 12 strands of which it will grant IFN a revocable right to use and IFN will therefore undertake the responsibility of acquiring the necessary permits and licenses required for operating the entire 24 strand fiber optic facility and paying the costs of maintaining such fiber optic facility.

     Southern Telecom will have the option to lease to IFN any of the additional 12 licensed fibers after the 9th anniversary of the lease, and, to the extent Southern Telecom does not lease IFN at least 6 of the licensed fibers under its option, IFN will have the right to lease from Southern Telecom up to a total of 6 of the licensed fibers.

     Accordingly, the parties agree as follows:

                             TERMS AND CONDITIONS
                             --------------------

1.    DEFINITIONS

     1.1.  "Cable" means twenty four (24) optical fibers, the surrounding
            -----
cable, aluminum sheathing and all associated suspension hardware to be strung along the Route.

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                                                                    CONFIDENTIAL


     1.2.   "Circuit Service Date" means the date on which the Fiber Optic
             --------------------
Facility becomes operational in accordance with the Specifications.

     1.3.   "DS-3 Mile" means a 44.6-Mbps digital signal conveyed over one (1)
             ---------
mile.

     1.4.   "Equipment" means all equipment and hardware to be attached or
             ---------
affixed to the Fibers per the Specifications.

     1.5.   "Fibers" means the twenty four (24) optical fibers in the Cable,
             ------
whether defined as IFN Fibers, Licensed Fibers or Option Fibers.

     1.6.   "Fiber Optic Facility" means the Cable and Equipment.
             --------------------

     1.7.   "IFN Fibers" means those twelve (12) Fibers Southern Telecom will
             ----------
install for and lease to IFN pursuant to Section 3.1.

     1.8.   "Licensed Fibers" means those twelve (12) Fibers to which Southern
             ---------------
Telecom grants IFN a revocable license to use pursuant to Section 3.2.1.

     1.9.   "Option Fibers" means any one (1) or more of the Licensed Fibers
             -------------
that Southern Telecom leases to IFN and IFN leases from Southern Telecom pursuant to Section 3.2.2 or Section 3.2.3.

     1.10.   "Route" means the path between the origination point and the
              -----
termination point set forth in Exhibit A.
                               ---------

     1.11.  "Specifications" means the specifications for the design,
             --------------
engineering, construction and installation of the Fiber Optic Facility set forth in Exhibit B.
   ---------

2.   FIBER OPTIC FACILITY CONSTRUCTION

     2.1.   Design and Construction. Southern Telecom will design and construct
            -----------------------
the Fiber Optic Facility substantially in accordance with the Specifications.

     2.2.   Construction Schedule. Southern Telecom will use reasonable efforts
            ---------------------
to complete the Fiber Optic Facility in accordance with the Specifications by the proposed Circuit Service Date set forth in Exhibit A. Southern Telecom will
                                               ---------
notify IFN as promptly as practical if Southern Telecom determines that the Fiber Optic Facility will not be completed by such date.

     2.3.   Splicing. Southern Telecom will perform all Fiber splicing, except
            --------
that IFN will, at its own expense, splice the Fibers to the Equipment and to any additional equipment or hardware. Southern Telecom will leave at least one hundred (100) feet of the Fiber at the demarcation points at either end of the Route.

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                                                               CONFIDENTIAL


     2.4.   Installation of Upgrades and Improvements. IFN may, with Southern
            -----------------------------------------
Telecom's prior written approval, which will not be unreasonably withheld, replace or upgrade the Equipment or install additional equipment at IFN's expense from time to time during the Term in order to maximize the capacity and efficiency of the Fiber Optic Facility.

3.   FIBER OPTIC FACILITY LEASE, LICENSE AND TERM

     3.1.   Fiber Optic Facility Lease. Upon the terms and subject to the
            --------------------------
conditions set forth herein, IFN hereby leases from Southern Telecom and Southern Telecom hereby leases to IFN, for the Term (as hereinafter defined), the IFN Fibers and the Equipment to be attached thereto.

     3.2.   Additional Fiber License and Lease Option.
            ------------------------------------------

            3.2.1.  Fiber License. Upon the terms and subject to the conditions
                    -------------
set forth herein, Southern Telecom hereby grants IFN a revocable license to use the Licensed Fibers for the Term, and IFN hereby accepts such license. Southern Telecom may terminate IFN's license to use any one (1) or more of the Licensed Fibers at any time upon sixty (60) days prior notice. Southern Telecom's termination of IFN's license to use such Licensed Fibers will terminate IFN's obligations relating to those Licensed Fibers (other than Southern Telecom's option to lease any of the Licensed Fibers to IFN pursuant to Section 3.2.2) but will not terminate, limit or otherwise affect IFN's other obligations under this Agreement, including, without limitation, IFN's obligation to make the full monthly rental payments as required hereunder.

            3.2.2.  Fiber Lease Put. At Southern Telecom's option, on or within
                    ---------------
one hundred eighty (180) days after the ninth (9th) anniversary of the Circuit Service Date, Southern Telecom will, upon giving thirty (30) days prior notice, lease to IFN and IFN will lease from Southern Telecom, any one (1) or more of the Licensed Fibers on the same terms and conditions (other than rent) as the IFN Fibers, whether or not the license to use any of the Licensed Fibers had previously been terminated pursuant to Section 3.2.1. The Licensed Fibers leased to IFN pursuant to this Section 3.2.2 will immediately become Option Fibers upon Southern Telecom's exercising its option without any further action by the parties. IFN may terminate, as of the fifteenth (15th) anniversary of the Circuit Service Date, the lease of the Option Fibers leased to IFN pursuant to this Section 3.2.2 with thirty (30) days prior notice to Southern Telecom.

            3.2.3.  Fiber Lease Call. At IFN's option, on the one hundred
                    ----------------
eighty first (181st) day following the ninth (9th) anniversary of the Circuit Service Date and for a period of one hundred and eighty (180) days thereafter, to the extent the licenses to use the Licensed Fibers have not been terminated pursuant to Section 3.2.1, and, to the extent Southern Telecom does not exercise its put under Section 3.2.2 to lease IFN at least [_____] of the Licensed Fibers, upon thirty (30) days prior notice, IFN will lease from Southern Telecom and

                                                                CONFIDENTIAL

Southern Telecom will lease to IFN up to a total of [_____] of the Licensed Fibers on the same terms and conditions as the IFN Fibers (other than rent). The Licensed Fibers leased to IFN pursuant to this Section 3.2.2 will immediately become Option Fibers upon IFN exercising its option without further action by the parties. If Southern Telecom chooses not to honor IFN's call option under this Section 3.2.3, then Southern Telecom will pay IFN [__________________] for each Licensed Fiber Southern Telecom does not wish to lease to IFN as an Option Fiber under this Section 3.2.3. Southern Telecom may terminate, as of the fifteenth (15th) anniversary of the Circuit Service Date, the lease of the Option Fibers leased to IFN pursuant to this Section 3.2.3 with thirty (30) days prior notice to IFN.

     3.3.  Identifying Fibers. When appropriate, the parties will designate the
           ------------------
Fibers as IFN Fibers, Licensed Fibers and Option Fibers by marking the Fibers in a mutually acceptable manner.

     3.4.  Term. The original term of this Agreement and the lease and license
           ----
granted hereunder begins on the Circuit Service Date and ends on the twentieth
(20th) anniversary thereof.


     3.5.  Renewal.
           --------

           3.5.1. IFN Fibers. IFN may extend the term of the IFN Fiber and
                  ----------
Equipment lease granted under Section 3.1 for up to two (2) consecutive five (5) year periods (the original term and any renewal terms are, collectively, the "Term") upon the same terms and conditions set forth herein by giving Southern Telecom notice at least three (3) months prior to the end of the original term or the first (1st) renewal period, as the case may be.

           3.5.2.  Option Fibers. If any Option Fibers are under lease on the
                   -------------
twentieth (20th) anniversary of the Circuit Service Date, then either party may request the other party agree to extend the Term of the Option Fiber lease granted under Section 3.2 for up to two (2) consecutive five (5) year periods upon the same terms and conditions set forth herein with notice to the other at least three (3) months prior to the end of the original term or the first (1st) renewal period, as the case may be. The receiving party will have thirty (30) days following its receipt of the requesting party's notice to agree to or deny any extension.

     3.6.  Rights upon Termination. Obligations accruing prior to termination
           -----------------------
of this Agreement and other obligations which pursuant to this Agreement survive termination will survive termination of this Agreement.

                                                                    CONFIDENTIAL

4.    FIBER OPTIC FACILITY MAINTENANCE, REPAIR, RESTORATION AND ELECTRICAL
      SERVICE

      4.1.  MAINTENANCE AND RESTORATION. Southern Telecom will provide end-to-
            ---------------------------
end maintenance, repair and restoration services for the Fiber Optic Facility (including maintaining and repairing all Fiber splices other than IFN's splices to the Equipment) in accordance with the procedures set forth in Exhibit D and
                                                                 ---------
sound utility practices to meet the Fiber and Equipment manufacturers' performance standards specified for such Fiber and Equipment.

      4.2.  NOTIFICATION OF SERVICES. Southern Telecom will notify IFN by
            ------------------------
telephone in accordance with the procedures set forth in Exhibit D before
                                                         ---------
performing maintenance, repair or restoration services which, in Southern Telecom's reasonable opinion, present a risk of damage to or interference with service on the Fiber Optic Facility.

      4.3.  SERVICE RESTORATION PRIORITY. If IFN notifies Southern Telecom of
            ----------------------------
any potential or actual failure, interruption or impairment in the Fiber Optic Facility that IFN reasonably considers an emergency, and Southern Telecom fails to respond to such notice within three (3) hours with a good faith effort to take remedial action, then IFN will have the right to perform emergency repairs provided that such emergency repairs are performed in accordance with Section 7. If Southern Telecom does not arrange for an APC representative to be on site within two (2) hours after such notification by IFN, then IFN may proceed with such emergency repair by laying temporary ground fiber optic cable but will not have the right to perform any work on APC's electric transmission facilities except in accordance with Section 7.

      4.4.  EXTENDED SERVICE OUTAGE. If the Fiber Optic Facility is out of
            -----------------------
service for more than twenty four (24) hours and such outage was not caused by a force majeure described in Section 15, then rent will abate on a daily basis for the period of the outage.

      4.5.  ELECTRICAL SERVICE. Southern Telecom, at its expense, will arrange
            ------------------
for electrical service to the Fiber Optic Facility.


5.    RENT, FEES AND BILLING

      5.1.  RENT. IFN will pay Southern Telecom monthly rent for the Fiber Optic
            ----
Facility in accordance with the rent payment schedule set forth on Exhibit C.
                                                                   ---------
IFN will remit the first month's rent on the Circuit Service Date and thereafter IFN will remit the rent in advance, without invoice, to Southern Telecom on or before the first day of each month thereafter throughout the Term.

      5.2.  ADMINISTRATIVE FEE. In consideration of Southern Telecom's
            ------------------
administrative services hereunder, IFN will pay Southern Telecom monthly an Administrative Fee calculated as follows:

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                                                                    CONFIDENTIAL

          5.2.1.  ADMINISTRATIVE FEE FOR THE INITIAL FOUR (4) YEARS.
                  -------------------------------------------------
[___________________________] from and including the calendar month of the Circuit Service Date through and including the calendar month of the fourth
(4th) anniversary of the Circuit Service Date. If for any month during the initial four (4) years of the Term, the gross income accrued from the sale by IFN and its affiliates of telecommunications services to the Utility Market Segment over the Route [____________________________________________], then the
Administrative Fee will be [_____] to such amount and IFN will submit, with such [_____] Administrative Fee, evidence reasonably satisfactory to Southern Telecom showing IFN's and its affiliates' total sales to the Utility Market Segment for that month.

          5.2.2.  ADMINISTRATIVE FEE FOR THE REMAINDER OF THE TERM. From and
                  -------------------------------------------------
including the first (1st) calendar month following the fourth (4th) anniversary of the Circuit Service Date through the end of the Term, the lesser of [__________________________________________________] telecommunications services to the Utility Market Segment over the Route during the month from which the Administrative Fee is derived. If for any month during such period, the Administrative Fee is [_____________________________________________], then IFN will submit, with such [________] Administrative Fee, evidence reasonably satisfactory to Southern Telecom showing IFN's and its affiliates' total sales to the Utility Market Segment for that month.

          5.2.3.  PAYMENT. IFN will pay Southern Telecom the Administrative Fee
                  --------
monthly on the first (1st) day of the second (2nd) month following the month to which it relates. For purposes of Sections 5.2.1 and 5.2.2, "Utility Market Segment" means all electric, water and gas utility companies and all businesses related to the production, storage, preparation, distribution or sale of electricity, water or gas.

     5.3. RIGHT OF WAY LICENSE FEE. As compensation for the use of the APC
          ------------------------
electric transmission facilities and rights of way over which the Fiber Optic Facility is installed, IFN hereby grants APC [_______________________________].

     5.4. MAINTENANCE FEE. IFN will reimburse Southern Telecom monthly for the
          ---------------
actual cost of the end-to-end maintenance, repair and restoration services for the Fiber Optic Facility (excluding a pro rata amount for those Licensed Fibers in which Southern Telecom has terminated IFN's right to use pursuant to Section 3.2.1) thirty (30) days after IFN receives an invoice from Southern Telecom setting forth Southern Telecom's costs for such services performed during the previous month.

     5.5. LATE PAYMENTS. In addition to any other right or remedy available to
          -------------
Southern Telecom, if IFN fails to make any payment under this Agreement within ten (10) days after it becomes due, then IFN will pay interest thereon at a rate of one and one-half percent (l.5%)

                                                                    CONFIDENTIAL

per month, or, if less, then the highest rate permitted by law. All payments will be applied first to interest and then to principal in the order in which the same has become due.


6.    RELOCATION


      6.1.  RELOCATION OPTIONS. Before APC significantly changes any part of the
            ------------------
Route's path (including, without limitation, relocating or dismantling any part of the electric transmission facility on which the Fiber Optic Facility is installed) or substantially alters the character of any part of such electric transmission facility (including, without limitation, moving any part of such overhead electric transmission facility underground or underground electric transmission facility above ground or altering any part of such electrical transmission facility such that the continued use of any part of the Fiber Optic Facility in its original state is no longer feasible), Southern Telecom will give IFN at least six (6) months notice, or if such notice period is impractical, then as much notice as practical. IFN will have thirty (30) days after receipt of such notice to notify Southern Telecom which of the following options it will take:

[_____________________________________________________________________________].

[_____________________________________________________________________________].

[_____________________________________________________________________________].

     6.2. RELOCATION EXPENSES. If a significant change or alteration described
          -------------------
in Section 6.1 is initiated by either Southern Telecom or APC for reasons other than order by public authority, public necessity, a force majeure described in
Section 15 or the rights or alleged rights of third parties (other than the Southern Company or its affiliates), [_______________________________________].
[_______________], IFN will pay the total incremental costs of re-routing the IFN Fibers and Option Fibers (excluding the cost of re-routing the surrounding cable, aluminum sheathing and all associated suspension hardware), relocating any Equipment or upgrades attached thereto and the installation of any additional equipment necessitated thereby.

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                                                                    CONFIDENTIAL

7.    ACCESS AND SAFETY

      7.1.  Access to the Fiber Optic Facility. Except as allowed under Section
            ----------------------------------
4.3, IFN's employees, agents and contractors may only have access to the Fiber Optic Facility with APC's prior written approval. Whenever access is allowed, each such IFN employee, agent or contractor must be accompanied by an APC or Southern Telecom representative. IFN will provide Southern Telecom a list of IFN's employees, agents and contractors who are to perform any work on the Equipment or any additional equipment or upgrades for APC's and Southern Telecom's pre-approval. Southern Telecom may deny access to any party on the list which, in APC's and Southern Telecom's reasonable judgment, is not qualified to perform work within the vicinity of the Fiber Optic Facility.

     7.2. COMPLIANCE WITH NESC AND APC STANDARDS. All activities conducted on or
          --------------------------------------
in the vicinity of the Fiber Optic Facility by IFN, its employees, agents and contractors will be conducted in accordance with the National Electrical Safety Code, as revised, ("NESC"), and APC's standard safety procedures and requirements, including, without limitation, the maintenance procedures set forth in Exhibit D.
         ---------

     7.3.  WARNINGS. IFN will forewarn its employees, agents and contractors of
           --------
the danger inherent in making contact with or coming closer to APC's electric transmission facilities than permitted by the NESC, Occupational Safety and Health Administration regulations and prudent engineering and construction practices. IFN will also forewarn all persons whom IFN knows or has reason to know might come within the vicinity of APC's electric transmission facilities or the Fiber Optic Facility that APC electric transmission facilities are electric facilities, energized, uninsulated and dangerous.


8.    TITLE TO FIBER OPTIC FACILITY

     8.1.  NO ESTATE. Other than as set forth in this Agreement, no use of the
           ---------
Fiber Optic Facility under this Agreement will create or vest in IFN any ownership or property right in the Fiber Optic Facility and IFN's rights herein will be and remain a mere occupancy right and will be subject to termination and assignment as set forth herein.

     8.2.  [___________________________].


     8.3.  TITLE TO UPGRADES. IFN will pay all costs of installing additional
           -----------------
equipment or hardware on the Fiber Optic Facility. IFN will retain title to any such additional equipment and hardware.

     8.4.  NO LIENS. IFN will not create or suffer, and, will promptly
           --------
discharge, at its expense, any lien, claim, encumbrance or charge on any part of the Fiber Optic Facility,

                                                                    CONFIDENTIAL

including, without limitation, any lien arising out of any labor, service or material furnished or claimed, to have been furnished by any person other than Southern Telecom and its affiliates at IFN's direction.

     8.5.  Taxes. [__________] will pay, together with all interest and
           -----
penalties, all taxes and other governmental impositions and charges of every kind which might be charged, levied, assessed or imposed on or with respect to any part of the Fiber Optic Facility, until [______________] will pay all such taxes, impositions or charges, together with all interest and penalties, levied, assessed or imposed on or with respect to any part of the Fiber Optic Facility attributable to [_____________].


9.   USE OF FIBERS

     Subject to Southern Telecom's rights hereunder, IFN may use or permit third parties to use the Fiber Optic Facility and receive all revenue arising out of such use. IFN will not permit others to use the Fiber Optic Facility or the telecommunications capacity thereof without first obtaining all required regulatory certifications or approvals from appropriate regulatory bodies.


10.   COMPLIANCE WITH LAW

      10.1. Southern Telecom's Compliance. Southern Telecom will perform its
            -----------------------------
duties under this Agreement in compliance with law and will obtain all required licenses, permits and authorizations from all governments that have jurisdiction over its performance hereunder.

     10.2.  IFN's Compliance. IFN will perform its duties under this Agreement
            ----------------
in compliance with law and will obtain all required licenses, permits, and authorizations from all governments that have jurisdiction over its performance hereunder. IFN will acquire in its own name and at its sole expense any authority necessary to operate the Fiber Optic Facility within public streets, highways and other thoroughfares, including street franchise rights, and will secure any necessary consent, including rights of way, from state or municipal authorities or from the owners of private property on the Route.


11.  DEFAULT AND REMEDIES

     11.1.  Events of Default. The occurrence of any of the following will
            -----------------
constitute an event of default under this Agreement by the relevant party:

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                                                                    CONFIDENTIAL

     11.1.1. Failure To Pay. IFN fails to pay any amount due under this
             --------------
Agreement within ten (10) days after demand.

     11.1.2. Failure To Perform. Either party continues to fail to comply with
             ------------------
any other term or condition of this Agreement thirty (30) days after receiving such notice from the other party of such failure, or, if the cure reasonably requires more than thirty (30) days, then the failure of such party to commence a cure within such thirty (30) days and to continue such cure with all possible diligence to completion.

     11.1.3. Untrue or Misleading Representations. Either party makes any
             ------------------------------------
representation or warranty herein or in any other document relating to this Agreement that proves to be materially untrue, false or misleading when made and which materially and adversely affects the rights of the other party.

     11.1.4. Bankruptcy. Either party makes a general assignment for the
             ----------
benefit of creditors or files a voluntary petition in bankruptcy, or a petition in bankruptcy or other insolvency protection is filed against either party which is not dismissed with a finding in such party's favor within ninety (90) days thereafter, or any petition or answer is filed seeking, consenting to, or acquiescing in reorganization, liquidation, dissolution or similar relief, or either party's inability to pay its debts as they mature.

     11.2.   Remedies. Upon the occurrence of an event of default:
             --------

     11.2.1. Termination. The non-defaulting party may terminate this Agreement
             -----------
by giving the other notice, and IFN will promptly disconnect and remove all its equipment and other property from the Fiber Optic Facility and promptly surrender the Fiber Optic Facility. If IFN fails to disconnect and remove such equipment and other property, Southern Telecom may, without prejudice to any other right or remedy which it might have, enter upon and take possession of the Fiber Optic Facility and disconnect and remove IFN's equipment and its other property without being liable for prosecution or any claim for damages therefor, and IFN hereby waives its rights to any legal proceedings in connection with such re-entry.

     11.2.2. Entry and Possession. If IFN causes the default, then Southern
             --------------------
Telecom may take immediate possession of the Fiber Optic Facility without termination of this Agreement, and remove IFN by force, summary proceedings, ejectment or otherwise, without being liable for prosecution or any claim for damages therefor, and IFN hereby waives its rights to any legal proceedings in connection with such re-entry provided that IFN has caused the default. Southern Telecom may, in its discretion, take such action as is necessary to relet the Fiber Optic Facility and may so relet the Fiber Optic Facility at such rental rates and upon such terms and conditions as Southern Telecom may deem advisable and receive the rent therefor. Upon such reletting, all rentals received by Southern Telecom from such reletting will be applied first to the payment of any expenses of such reletting, including, without limitation, brokerage fees and attorneys' fees and the costs of alterations and repairs, second to the payment of rental and other charges due and unpaid hereunder, and the residue, if any,

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                                                                    CONFIDENTIAL

will be held by Southern Telecom and applied against future rent and other charges as the same may become due and payable under this Agreement. IFN will pay to Southern Telecom, on demand, any deficiency that may from time to time arise by reason of such reletting and Southern Telecom hereby reserves the right to bring an action or proceeding for the recovery of any such deficiency.

          11.2.3. Damages. If Southern Telecom terminates this Agreement under
                  -------
Section 11.2.1, then Southern Telecom may demand and recover from IFN as damages, all rent, including all abated rent, if any, and any amounts treated as additional rent under this Agreement, and other sums due and payable by IFN on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (1) The then-present value (using a discount rate of eight percent (8%)) of the rent reserved in this Agreement for the residue of the Term including any amounts treated as additional rent under this Agreement and all other sums provided in this Agreement to be paid by IFN, less the fair rental value of the Fiber Optic Facility for such residue; (2) the value of the time and expense necessary to obtain replacement tenants, and the estimated expenses relating to recovery of the Fiber Optic Facility, preparation for reletting and for reletting itself: and (3) the cost of performing any other obligations which would have otherwise been performed by IFN.


12.   LIMITATION OF WARRANTIES, DAMAGES AND CLAIMS

      12.1. WARRANTY FOR SERVICES. In performing hereunder, Southern Telecom will exercise due care to ensure that its services are performed in a workmanlike manner and meet the standards and specifications set forth in this Agreement. Other than the extended service outage credits set forth in Section 4.4, failure to meet these obligations will not subject Southern Telecom, APC or any other affiliate of the Southern Company to any claims or liabilities other than, if applicable, to reperform the work. Except as provided in this Agreement, Southern Telecom makes no warranties and IFN will accept Southern Telecom's services without further warranty of any nature. The warranties set forth in this Agreement are the sole and exclusive warranties provided to IFN hereunder with respect to the service to be performed by Southern Telecom hereunder, and all other express or implied warranties (including, without limitation, any warranty of description, merchantability or fitness for a particular purpose) are hereby disclaimed.

      12.2. LIMITATION OF DAMAGES. Neither Southern Telecom nor its affiliates will be liable to IFN for any special, indirect or consequential damages or loss of use, lost revenues or lost profits arising out of this Agreement or the performance or non-performance thereof, even if Southern Telecom or its affiliates have been informed of the possibility of such damages.

      12.3. MAXIMUM LIABILITY. Southern Telecom and its affiliates' maximum cumulative liability to IFN for all damages of any kind will not exceed the total amount of consideration received by Southern Telecom as of the date the liability was incurred. Notwithstanding the

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                                                                    CONFIDENTIAL

foregoing, Southern Telecom and its affiliates' maximum total cumulative liability in connection with this Agreement will not exceed [_____________].

      12.4. Time To Bring Claims. IFN's failure to bring a claim against Southern Telecom within six (6) months after the sooner of, the date on which IFN becomes aware, or should have become aware of the existence of a potential claim constitutes a waiver of such claim.


13.   IDEMNIFICATION

      13.1.  Indemnification. IFN will indemnify and hold harmless and hereby
             ---------------
releases Southern Telecom, its affiliates, agents, contractors and subsidiaries and its and their officers, directors, employees and agents (each an "Indemnitee") from and against any (1) liability, (2) amounts paid in compromise or settlement (whether or not liability has been determined or can be known),
(3) loss, (4) penalty, (5) forfeiture or (6) cause of action of any kind or nature, whether actual or alleged, and any expenses connected therewith (including, without limitation, litigation expenses, reasonable attorneys' fees and interest at Southern Telecom's cost of funds rate accruing from the date a loss or cost or expense is incurred until the date when such indemnification is satisfied) arising out of or in connection with the following types of claims as they relate to this Agreement, the transactions contemplated herein or the Fiber Optic Facility (each a "Claim"):

          13.1.1. Any claim by IFN or any person using the Fiber Optic Facility by, under or through IFN, or its or their agents, whether or not such claim arises from Indemnitee's negligence but excluding any such claim that arises from the Indemnitee's gross negligence or willful misconduct.

          13.1.2. Any claim by IFN, any of its affiliates, agents, contractors or subsidiaries or its or their officers, directors, employees or agents arising from damage to tangible property or personal injury (including the death of persons), whether or not such claim arises from Indemnitee's negligence but excluding any such claim that arises from the Indemnitee's gross negligence or willful misconduct.

          13.1.3. Any claim arising from IFN's or any of its customer's failure to comply with any law, regulation, ordinance, order, injunction, ruling or award of any government agency or court, whether or not such claim arises from Indemnitee's negligence but excluding any such claim that arises from the Indemnitee's gross negligence or willful misconduct.

          13.1.4. Any claim arising from the failure of IFN to acquire or maintain any street franchise or public or private right of way or easement necessary to permit the presence or use of the Fiber Optic Facility, other than any such claim that arises from the Indemnitee's negligence or willful misconduct, but an Indemnitee's recovery therefor will be reduced to the extent of such Indemnitee's own negligence.

                                                                    CONFIDENTIAL

          13.1.5. Any other third-party claim to the extent such claim arises from the negligence, breach or willful misconduct of IFN, its affiliates, agents, contractors, customers or subsidiaries or its or their officers, directors, employees or agents.

    13.2. INSURANCE. At all times during the Term and thereafter until the
          ---------
resolution or satisfaction of all Claims, IFN will maintain in force and effect one (1) or more general liability insurance policies providing minimum coverage (including, without limitation, coverage for liabilities contractually assumed) of [__________________] per occurrence and in the aggregate for bodily injury, [__________________] per occurrence for property damage, and excess liability umbrella coverage of [__________________]. All such policies will contain a waiver of subrogation in favor of the Southern Company, its affiliates and all Indemnitees.

      13.3.  SETTLEMENT AND DEFENSE OF CLAIMS.
             ---------------------------------

          13.3.1. Notice of Claim. If any Claim arises for which an Indemnitee
                  ----------------
is or could be liable to a third party under this Agreement, then such Indemnitee will promptly notify IFN of such Claim and IFN will have thirty (30) days after receipt of such notice to inform Indemnitee whether IFN or its insurer (individually or collectively, the "Indemnitor") will assume the defense of the Claim or not. If Indemnitor assumes the defense of the Claim, then Indemnitor will employ competent and experienced legal counsel appropriate for the defense of the Claim in view of the facts and circumstances and pay all expenses of the defense of such Claim. If Indemnitee is named as a party to any action in connection with a Claim, then Indemnitee may control its defense of the Claim at its expense. So long as Indemnitee is not named as a party to such action and Indemnitor assumes the defense of any such Claim and protects the assets of Indemnitee from levy, lien or seizure, Indemnitor may control the conduct of such defense and will not be responsible for any expenses of Indemnitee in connection with the defense of any such Claim. Indemnitee's failure to provide timely notice of a Claim will not relieve Indemnitor of its obligations hereunder except to the extent such failure materially prejudices Indemnitor.

          13.3.2. Indemnitee's Right To Defend. If Indemnitor does not assume
                  ----------------------------
the defense of a Claim, then Indemnitee may defend such Claim in the manner it deems appropriate, and settle such Claim on terms it deems appropriate. If a Claim is not settled, then Indemnitor will satisfy any judgment rendered against Indemnitee with respect to such Claim.

          13.3.3. Settling Claims. Except as provided in Section 13.3.2,
                  ---------------
Indemnitee may not settle a Claim without Indemnitor's prior written approval. If Indemnitor disapproves such settlement, then Indemnitor must reimburse Indemnitee for Indemnitee's reasonable expenses in connection with its control of the defense of such Claim to the date of such assumption. IFN's failure to assume such defense and to pay such reimbursement will give Indemnitee the right to settle such Claim.

                                                                    CONFIDENTIAL

      13.4.  Exclusion from Waiver. The waivers and indemnities in this
             ---------------------
Agreement in favor of Southern Telecom will not apply to damages arising out of bodily injury to persons or damage to property caused by or resulting from the sole negligence of Southern Telecom, or its agents or employees to the extent prohibited by law.


14.   WAIVER OF SUBROGATION

      To the fullest extent permitted by law, Southern Telecom and IFN hereby waive any claim each may have against the other or any affiliate by way of subrogation or otherwise from any and all liability for any loss or damage to property, whether caused by the negligence or fault of the other party, to the extent such loss or damage is covered or required to be covered by the fire and extended coverage policy or all-risk policy with respect to the Fiber Optic Facility. Southern Telecom and IFN will each cause any fire insurance and extended coverage or all-risk policies which it maintains with respect to the Fiber Optic Facility to contain a provision whereby the insurer waives any rights of subrogation against the other party.


15.   FORCE MAJEURE

      The parties' obligations under this Agreement will be suspended as a result of any act of God, hurricane, tornado, rain, flood, sink hole, wind, hail, lightning, earthquake, snow or ice, extreme high or low temperatures, water or gas main break, fire, explosion, riot, terrorist act, military action, failure to act on the part of a governmental authority, strike, lockout or other labor problem, transportation delay, unavailability of supplies or materials or change in or in the interpretation of any law or regulation. Such obligations will be suspended until such time as the interrupting event abates and the parties may reasonably operate as they had prior to such event.


16.   CASUALTY AND CONDEMNATION

      16.1.  Destruction of Fiber Optic Facility. If the Fiber Optic Facility,
             -----------------------------------
or such portion of the Fiber Optic Facility as would make the Fiber Optic Facility unusable for IFN's use, in Southern Telecom's reasonable discretion, is damaged and such damage can be repaired or the Fiber Optic Facility can be rerouted within one hundred twenty (120) days after the occurrence, then this Agreement will not terminate If the damage cannot be repaired or the Fiber Optic Facility cannot be re-routed within such period of time, then either party may terminate this Agreement. Notwithstanding the foregoing, if greater than twenty percent (20 %) of the Fiber Optic Facility is damaged to the extent that it makes the Fiber Optic Facility temporarily or permanently unusable, then either party may terminate this Agreement.

16.2. Condemnation. If the Fiber Optic Facility, or such portion of the Fiber
      ------------
Optic Facility as would make the Fiber Optic Facility unusable by IFN, in Southern Telecom's reasonable discretion, is condemned by any legally competent authority, or conveyed to such

                                                                    CONFIDENTIAL

authority in lieu of such condemnation, then this Agreement will automatically terminate on the date when possession thereof is taken by the condemning authority, and rental will be accounted for between Southern Telecom and IFN as of such date without further action of the parties. All condemnation proceeds will belong to Southern Telecom.


17.  SUBORDINATION

     IFN's rights hereunder are subject to any lien or security interest now or hereafter in effect upon the Fiber Optic Facility given by Southern Telecom, APC or any affiliate.


18.  CONFIDENTIALITY

     Any information disclosed to a party in a document or other media clearly indicated to be confidential by a label, legend or other notice will be used by the receiving party solely for the purpose of performing its obligations under this Agreement. Neither party will divulge any such information to anyone without the written consent of the other, except as required by law. This Agreement will not be recorded in any public records.


19.  ASSIGNMENT AND SUBLETTING

     19.1.  BY IFN. IFN may not assign its rights or obligations under this
            ------
Agreement nor sublet any part of the Fiber Optic Facility with out the prior written consent of Southern Telecom, which will not be unreasonably withheld. For purposes of this Section 19.1, a consolidation or merger of IFN with or into any other corporation or a change of control of IFN will be an assignment of this Agreement by IFN. Notwithstanding the foregoing, IFN will have the right to assign its rights and obligations under this Agreement to a subsidiary of ITC, Inc., except that no such permitted assignment will operate to relieve IFN of any duty or obligation under this Agreement. For purposes of the foregoing, "control" means the possession, directly or indirectly, of at least fifty percent (50%) of the outstanding voting power of IFN.

      19.2.  By Southern Telecom. Southern Telecom may assign its rights and
             -------------------
delegate its obligations under this Agreement to any third party.


20.   MISCELLANEOUS

      20.1. Notice. Unless otherwise provided in this Agreement, all notices,
            ------
requests, demands and other communications in connection with this Agreement must be in writing and may be mailed, or delivered via facsimile or by courier to the parties at the addresses shown on the signature page below (or at such other addresses as will be given in writing by the parties to one another) and will be effective when delivered.

                                                                   CONFIDENTIAL

      20.2.  Severability. If any term or condition of this Agreement is or will
             ------------
become invalid or unenforceable, then such part will be ineffective to the extent of such invaliditv only, without affecting the remaining provisions of this Agreement.

      20.3.  Waivers. No party's failure or delay in exercising any right,
             -------
power or privilege herein or course of dealing between the parties will operate as a waiver thereof; nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege herein.

      20.4.  Entire Agreement. This Agreement, together with its Exhibits,
             ----------------
constitutes the entire agreement between the parties with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements between the parties with respect thereto.

      20.5.  Governing Law. The validity, interpretation and performance of this
             -------------
Agreement and each of its provisions will be governed by Alabama law. The exclusive venue and jurisdiction for any litigation will be in the courts of competent jurisdiction sitting in Birmingham, Alabama. Each party hereby consents to personal jurisdiction in such courts and waives forum non conveniens.

      20.6.  Counterparts. This Agreement may be executed in counterparts.
             ------------

             SIGNED AND DELIVERED

                                          Southern Telecom 1, Inc.

                                          /s/ Robert S. Beason
                                          ------------------------------
                                          Robert S. Beason
                                          Title: President
                                                ------------------------

                                          600 North 18th Street
                                          Birmingham, Alabama 35203
                                          MAIL BIN: 5N-8428
                                          TEL: (205) 257-6900
                                          FAX: (205) 257-3636
                                          Contact person: Timothy D. Ford

                 (Signatures continued on the following page)

                                                                    CONFIDENTIAL


                                          Interstate FiberNet

                                          /s/ Douglas Shumate
                                          --------------------------------
                                          Douglas Shumate
                                          Chief Financial Officer

                                          Interstate FiberNet
                                          206 West 9th Street
                                          West Point, Georgia 31833

                                          TEL: (706) 645-8189
                                          FAX: (706) 645-8989
                                          Contact person: Douglas Shumate

                                                                    CONFIDENTIAL

                                Acknowledgement
                                      of
                             Alabama Power Company


      Alabama Power Company acknowledges and agrees that it has authorized Southern Telecom to construct, install, operate, maintain and use fiber optic telecommunications lines and facilities on Alabama Power Company's transmission rights-of-way and in Alabama Power Company's underground distribution conduits and that, insofar as the rights of Alabama Power Company are concerned, Southern Telecom has all of the right, power and authority to construct, install, operate, maintain and use fiber optic telecommunications lines and facilities on Alabama Power Company's transmission rights-of-way and in Alabama Power Company's underground distribution conduits. Alabama Power Company acknowledges and agrees that it will honor this Agreement and perform its obligations hereunder as they relate to Alabama Power Company.


                                      Alabama Power Company

                                      By: __________________________________
                                      Name: ________________________________
                                      Title: _______________________________

                                      Date: ________________________________

                                                                    CONFIDENTIAL

                                   Exhibit A

                   FIBER OPTIC FACILITY ROUTE AND EQUIPMENT

ROUTE
                                                          Proposed Circuit
Origination Point      Termination Point       Length     Service Date
-----------------      -----------------       ------     ------------------
Montgomery, Al.        Birmingham, Al.         70 miles   2/15/97

Length shown does not include sags or splice allowances.

EQUIPMENT

SITE                   EQUIPMENT INSTALLED
----                   -------------------
Montgomery             0C-48 ADM
Plt. Mitchell          0C-48 RGN
Plt. Gaston            0C-48 RGN
Birmingham             0C-48 ADM

ADM = Add Drop Multiplexer
RGN = Regenerator

                                                                    CONFIDENTIAL

                                   Exhibit B

                                SPECIFICATIONS

      Fiber Cable Specifications. The Underground fiber cable will be single
      ----------------------------
mode, gel filled, dual window, loose buffered, and all dielectric. OPGW fiber cable will meet current and sag-tension requirements as determined for each line segment.

      Fiber Optic Specifications. All fibers within the Fiber Optic Facility
      --------------------------
will be single mode and conform to all the following minimum specifications:

Operating Wavelength                          1300 NM         1550 NM
Maximum Attenuation                           .40dB/KM        .30 dB/KM
Maximum Dispersion                            3.5 PS/NM-KM    4 PS/NM-KM

Core Diameter (Typical)                       8.7 microns
Core Noncircularity (Max)                     10%
Cladding Diameter                             125 microns
                                              3um
Cladding Noncircularity                       2%
Core Cladding Offset                          1.0 micron
Proof Test                                    50 KPSI (100 KPSI
                                              for OPGW)
Fiber Bandwidth Limitation                    None
Cut Off Wavelength                            1100-1310 NM

      Note: NM = nanometers; dB = decibels; KM = kilometers; PS = picoseconds um = microns; KPSI = Kilopounds per square inch

      Splice Specifications. Southern Telecom's installed Fiber Optic Facility
      ---------------------
will utilize either "Fusion Splicing" or "Mechanical Splicing" and meet an average of 0.15 dB loss per splice with a maximum splice loss not to exceed 0.3 dB on any individual splice. Southern Telecom will record the actual dB loss reading as displayed on the splicer or Optical Time Domain Reflectometer ("OTDR") as the splice is completed. Southern Telecom will provide the results to IFN

      Equipment Specifications.
      -------------------------
Site              Equipment Installed
----              -------------------
Montgomery        (1) 0C-48 ADM
Plt. Mitchell     (1) 0C-48 RGN
Plt. Gaston       (1) 0C-48 RGN
Birmingham        (1) 0C-48 ADM

                                                                    CONFIDENTIAL

      End to End Analysis.
      --------------------

             Southern Telecom will measure the maximum End to End Optical Loss for all fibers in the Fiber Optic Facility by segment. This will be measured by a laboratory calibrated optical power meter utilizing a stabilized single mode light source. Southern Telecom will provide the results to IFN.

             Southern Telecom will make the End to End OTDR tracings at 1300 NM and 1500 NM for each fiber after all the splicing has been completed. This tracing will be provided to IFN.

             Splice cans and closures to be provided by Southern Telecom. One hundred (100) foot coils on Fiber from static wire must be provided to accommodate splicing. Splice can be mounted twenty five (25) feet above ground line.

             IFN will provide dielectric fiber cable from splice cans mounted at twenty five (25) feet to handholes or manholes. APC will attach this Fiber Optic Facility and U guard to their concrete or metal poles.

             Splicing details, by fiber will be shown on construction work prints for the Fibers.

                                                                    CONFIDENTIAL

                                   Exhibit C

                             RENT PAYMENT SCHEDULE

Months                                         Monthly
of Term                                        Payment
-------                                        -------
IFN Fibers and Licensed Fibers
------------------------------

[____________]                                 [_________]

[____________]                                 [_________]

[________]
---------

[____________]                                 [_________]

[____________]                                 [_________]

[____________]
-------------

[____________]                                 [_________]

                                                                    CONFIDENTIAL

                                   EXHIBIT D

            MAINTENANCE, REPAIR AND SERVICE RESTORATION PROCEDURES

1.    General Maintenance and Repair Responsibilities
      -----------------------------------------------

      1.1.   Southern Telecom Responsibilities.
             ----------------------------------

             1.1.1. Southern Telecom will notify the IFN Operations Center (the telephone Number to supplied upon request) of any Fiber Optic Facility maintenance or restoration service required.

             1.1.2. Southern Telecom will respond to Fiber Optic Facility outage reports to Southern Telecom by the IFN Operation Center. Southern Telecom will assess the damage and will provide an estimate of time required to restore the Fiber Optic Facility. If temporary cable is used to restore service, a report will be made by Southern Telecom as to the time of the permanent restoration.

      l.2.   IFN Responsibilities. IFN will notify the APC Telecommunications
             --------------------
Network Control Center (the telephone Number to supplied upon request) of any changes in configuration of the Route or any Fiber Optic Facility outage.

      1.3.   Fiber Optic Facility Interface Point.
             -------------------------------------

             1.3.1. The demarcation point for the Fiber cable will be the splice point at the end of the static line.

             1.3.2. IFN will be responsible for making all splices and isolating troubles.

             1.3.3. IFN will provide single point of contact for reporting troubles.

2.    APC Restoration Procedure for Optical Ground Wire ("OPGW").
      ----------------------------------------------------------

      The following lists the sequence of steps the parties will take to restore service over the Fiber Optic Facility:

      2.1. After a break in service is detected, all the parties will be notified in the following sequence:

             (1)    IFN;
             (2)    Southern Telecom
             (3)    Power Dispatchers;

                                                                    CONFIDENTIAL

             (4)    APC Telecom; then
             (5)    On-Call Crews.

      2.2. The location of the break will then be determined by: (1) APC Telecom from a Regenerator; (2) IFN from its hub; (3) Power System Detection;
(4) Ground crews; or (5) Fly over.

      2.3. Restoration teams will subsequently arrive on site to assess the damage and select the fastest service restoration method.

      2.4. APC will deliver a restoration trailer equipped with OPGW and all support hardware to the site with the restoration crew. APC will maintain a reel of dielectric cable for use for emergency restorations. If the permanent restoration of OPGW requires an extended period of time, then the dielectric cable will be rolled out on the right-of-way and temporarily installed to re-establish service. Damaged OPGW will be cut out and the ends brought down at the nearest towers to allow splicing on the ground. If the ends of OPGW are not available in a reasonable time, then the dielectric cable will be brought back to the nearest splice case and service rolled over.

      2.5. Service will be rolled back when permanent OPGW repair is completed.

      2.6.   Restoration work will continue until regular service is restored.

3.    DDN ASSURED NETWORK RELIABILITY GUIDELINES
      -------------------------------------------

      The following procedures specify times and conditions when designated tasks can be performed on the Fiber Optic Facility. Digital data traffic activities will be governed by procedures administered and controlled at the APC Network Operations Center ("NOC").

      3.1.   TRAFFIC ACTIVITY - NORMAL CONDITIONS
             ------------------------------------

             3.1.1. BUSY HOURS:    0601 - 2400 (Seven (7) days a week)

             3.1.2. OFF HOURS:     0001 - 0600 (Seven (7) days a week)

             3.1.3. All work on systems containing live traffic will be coordinated in advance with the respective Network Manager ("NM") in charge of the NOC.

             3.1.4. The NM must be on line at the nearest order wire facility or common voice conference bridge before any work can be done on the Fiber Optic Facility.

             3.1.5. The NOC must be in direct contact with the field technical personnel

                                                                    CONFIDENTIAL

whenever the planned construction or maintenance activity on the Fiber Optic Facility could result in traffic outage thereon.

      3.2.   TRAFFIC ACTIVITY HOURS - EMERGENCY CONDITIONS
             ----------------------------------------------

      If emergency restoration efforts are instituted to correct outages in the Fiber Optic Facility, then extraordinary procedures that temporarily violate these guidelines may be instituted.

      3.3.   REQUIREMENTS - APPROVED CONTRACTORS
             -----------------------------------

             3.3.1. Construction or maintenance activities may be handled by contractors, provided the contractors have been certified and approved by APC pursuant to this Agreement.

             3.3.2. The procedures described herein are applicable to all approved contractors who perform work on the Fiber Optic Facility.

             3.3.3. If a bid, RFP, or other proposal involving third party contractors is issued, the issuing party will ensure that the bidders understand the procedures herein.

      3.4.   BUILDINGS, COMMERCIAL POWER AND GENERATORS
             ------------------------------------------

             3.4.1. When generator or commercial power service is upgraded, the steps outlined in a statement of work and Method of Procedure ("MOP") approved by IFN must be followed.

             3.4.2. The NM must be notified and a time schedule established before any power upgrade work may be performed.

             3.4.3. If commercial power service will be disrupted for any length of time, then temporary service must be connected to the Fiber Optic Facility.

             3.4.4. All power upgrades must be coordinated in advance with the NM to establish when work may be performed.

             3.4.5. If generator repair service or random inspection service or the like is performed, then the work must be coordinated in advance with the NM.

      3.5.   GROUNDING OR BONDING
             --------------------

             3.5.1. EXTERIOR BONDING OR GROUNDING. All exterior grounding activities including subsurface work, building or shelter connections, installation of bus bars and,

                                                                    CONFIDENTIAL

lightning protection, as well as the bonding of metallic objects to the ground ring or bus, may be accomplished during BUSY HOURS.

             3.5.2. INTERIOR BONDING OR GROUNDING

                         (1)  Grounding wires or cables may be run into a
building and connected to ancillary equipment or other devices or non-traffic-carrying racks of communications equipment at anytime during BUSY HOURS if there are no extraordinary circumstances which would jeopardize existing traffic-carrying equipment. Such circumstances include, without limitation, moving traffic-bearing equipment if relocating active wires or cables.

                         (2)  Cable ends must be insulated to prevent any
possible short caused by the unterminated cable. Cable insulation must include either electrical tape, wire nuts, or heat shrink caps.

                         (3)  New ground wires can only be terminated on
traffic-carrying equipment (including DSX frames) during OFF HOURS unless the respective NOC NM grants approval for such work during BUSY HOURS. These wires must have been previously been connected to a supplemental ground bus.

                         (4)  Old ground wires may not be removed before new
wires have been terminated.

                         (5)  Isolation of DC return bus bars from distribution
racks may only be conducted during OFF HOURS.

      3.6.   RADIO INTERFERENCE SUPPRESSION RFI OR EMI
             -----------------------------------------

             3.6.1. Radio frequency interference ("RFI") or electro-magnetic interference ("EMI") noise mitigation activities may be conducted anytime provided the procedures established for work on systems containing live traffic are followed.

             3.6.2 Work which affects traffic channels may only be conducted during OFF HOURS.

      3.7.   EQUIPMENT INSTALLATION
             ----------------------

             3.7.1. All physical work on active equipment racks or cabling for power systems including chargers, batteries and uninterruptible power sources ("UPS") may only be conducted during OFF HOURS.

                                                                    CONFIDENTIAL

             3.7.2. Equipment not specified in the previous paragraph may be physically installed within a building or shelter at any time if (1) moving traffic-carrying equipment, or (2) relocating active cables or wave guides to accommodate such an installation would not jeopardize existing traffic carrying equipment by such installation.

             3.7.3. DC power cables, AC power cables and ground cables must be installed as follows:

                         (1)  Such cables may be placed on cable ladders at any
time but, may not be installed or connected into breaker racks on active equipment until OFF HOURS and may only be connected to active equipment racks, existing battery plants, DC power boards or breaker panels during OFF HOURS.

                         (2)  Cutting in new power on traffic bearing systems
must be conducted OFF HOURS.

                         (3)  If time does not permit the connection to the
newly installed racks then cable ends must be insulated to prevent any short.

                         (4)  Power cable insulation must consist of either
electrical tape, wire nuts or heat shrink caps.

                         (5)  Fault alarm and coaxial cables may be run at any
time during the day but may not be connected to any active equipment until OFF HOURS.

                         (6)  When installing new equipment, ends of all cables
that connect to such equipment must be terminated on such equipment before power is applied.

                         (7)  New equipment may only be powered up during OFF
HOURS. Co-located radio equipment should be initially powered up during OFF HOURS and the impact, if any, of the new equipment on traffic-carrying channel must be determined.

      3.8.   OUTSIDE PLAN RELOCATION, UPGRADE OR OVERBUILD
             ---------------------------------------------

             3.8.1. Construction on the Fiber Optic Cable Facility may be accomplished during BUSY HOURS.

             3.8.2. Splicing work on the Fiber Optic Facility when DDN traffic is present must be conducted as follows:

                         (1)  When there is active DDN traffic in a tray, the
work must be done during a DDN window. All traffic in that tray must be rolled to another tray when

                                                                    CONFIDENTIAL

possible. DDN window periods are in accordance with the published annual schedule. In addition, a DDN window must be requested at least fourteen (14) days in advance.

                         (2)  When there is DDN traffic, but not in a tray that
is to be worked in, work may be accomplished during a DDN advisory which is any day during OFF HOURS. A DDN Advisory must be requested at least forty-eight (48) hours in advance. All traffic will be removed from the tray being worked on.

                         (3)  When working in a splice termination box ("STB")
to install or replace pigtails or repair a bad splice, the above listed procedures and restrictions apply.

                         (4)  Fiber optic cords may be run at any time as long
as the existing traffic carrying Fibers are not disturbed.

                         (5)  Work that disturbs traffic carrying fibers may
only be done during OFF HOURS.

             3.8.3. All work on the portion of the Fiber Optic Facility containing live traffic must be (1) coordinated with the NM and (2) may not start until the NOC grants clearance to commence and is on-line with the field technical personnel.

             3.8.4. The NOC must be in direct contact with the field technical personnel when cuts are made that may jeopardize traffic or that could result in an outage and may not be done if the NOC is not in direct contact with the field technical personnel.

             3.8.5. Only one (1) Fiber may be cut at a time. After each cut is made, system operation must be verified before another Fiber may be cut.

             3.8.6. Prior to commencing work on Fibers in splice trays or splice closures, all Fibers associated with active systems must be labeled and verified as follows:

                         (1)  The Fiber being worked on must be labeled.

                         (2)  Once labeled, traffic can be rolled from the
active tray or buffer.

                         (3)  Prior to cutting any fiber, the field technician
must test the Fiber to ensure traffic has been removed by placing a hand held fiber traffic identifier or similar instrument on the pigtail or fiber.

      3.9.   FIELD SYSTEMS TEST
             ------------------

             3.9.1. Testing at the DSX-3 frame or patch panel may be done any time,

                                                                    CONFIDENTIAL

however, connectivity cannot be disrupted until OFF HOURS.

             3.9.2. DS-3 patching may only be performed during OFF HOURS. DDN traffic may only be patched during a scheduled DDN maintenance window.

             3.9.3. Lightwave Distribution Frame ("LDF") connections to unused bulkhead connectors may be made at any time. Patch panel connections may only be disconnected from the frame during OFF HOURS. Traffic rolls from live pig-tails may only be performed during OFF HOURS.

             3.9.4. If inactive lightwave equipment racks are in the same line up rack as active equipment, then power may only be turned on or off during OFF HOURS.

             3.9.5. Protection switch Differential Absolute Delay Equalization ("DADE") or the equivalent may only be conducted during OFF HOURS.

             3.9.6. Any work which prevents a traffic carrying channel from switching to "protect" may only be conducted during OFF HOURS.

             3.9.7. Overbuilds or reconfiguration of active traffic carrying common equipment such as protection switches may only be conducted during OFF HOURS.

             3.9.8. Over-path testing may only be conducted after the effect of the new equipment on the existing system performance has been verified.

             3.9.9. Initially, new channels and line-ups may only be conducted during OFF HOURS. If no degradations are noted, then work on new or overbuild channels may proceed at any time except where otherwise restricted.

             3.9.10.Before any work is conducted on overbuild channels, traffic-carrying equipment in the overbuild lineup racks must be distinctively marked to prevent accidental tampering with active equipment (using red tape, removable labels, etc.)

             3.9.11.Physical connections of temporary "cutover equipment" in preparation for a system changeout or upgrade must only be conducted during OFF HOURS unless the associated work could endanger employee or contractor safety if accomplished during OFF HOURS. In such cases, approval must be secured in advance before work may be conducted during BUSY HOURS.

             3.9.12.Fiber optic channel electronic switching may only be done during OFF HOURS, after coordinating with the NOC. No more than two (2) switches each, up and back, may occur without prior DDN coordination.

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                                                                    CONFIDENTIAL

             3.9.13.Traffic rollover of traffic on fiber optic systems to a spare fiber path in order that an active fiber pair or active lightwave equipment may be worked on must be done during OFF HOURS. This applies whether the rollover is conducted at the DS-3 or optical level. A DDN maintenance window is required for systems carrying DDN traffic.

      3.10.  GENERAL NOTIFICATIONS OF WORK ACTIVITY IN THE AREA.
             ---------------------------------------------------

             3.10.1 Personnel planning any work activity that is not directly related to the Fiber Optic Facility but which could have an adverse effect in the event of a mishap must meet the following advance reporting requirements:

                         (1)  Any party proposing any non-recurring work on or
around structures, buildings, equipment, etc. which are part of the Fiber Optic Facility must first notify the NOC at least forty-eight (48) hours in advance of such activity.

                         (2)  Any party proposing recurring work on or around
structures, buildings, equipment, etc., that are part of the Fiber Optic Facility must notify the NOC at least forty-eight (48) hours in advance and provide a schedule of such activity.

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